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                                                                    EXHIBIT 23.1

                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Wesley Jessen Vision Care, Inc. of our report dated June 23, 1999 appearing on this Form 11-K.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 23, 1999